[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit 10.6

Alchemia Oncology Pty Ltd.

BioClinica Addendum #33602_1

Medical Imaging Core Laboratory Services in Support of Protocol ACO-002, a Study Entitled: “Randomized double-blind Phase III trial of FOLF(HA)iri, where irinotecan is administered as “HA-Irinotecan Solution for Infusion” compared with irinotecan in the FOLFIRI regimen for irinotecan-naïve metastatic colorectal cancer patients who relapsed after first or second-line therapy or progressed while on first-line or second-line therapy.”

Prepared for: Alchemia Oncology Pty Ltd 3 Hi-Tech Court Brisbane Technology Park Eight Mile Plains QLD, Australia

Prepared by: BioClinica, Inc. 826 Newtown Yardley Road Newtown, PA 18940

September 2, 2010 version one December 2, 2010 version two December 17, 2010 version three

This document contains information that is confidential and proprietary to Alchemia Oncology Pty Ltd and BioClinica, Inc. It has been prepared solely for the information of Alchemia Oncology Pty Ltd and BioClinica, Inc. and therefore should not be duplicated or otherwise made available to third parties.

Alchemia Oncology Pty Ltd	Protocol ACO-002

1.	PROJECT SCOPE OF WORK

Alchemia Oncology Pty Ltd (hereinafter referred to as “ALCHEMIA”) has requested that BioClinica, Inc. and subsidiaries (hereinafter referred to as “BIOCLINICA”) provide medical imaging core laboratory services in support of Protocol ACO-002.

This Addendum serves to document the additional services requested for the study beyond those contained within the following:

•	Agreement #33602 between BIOCLINICA and ALCHEMIA, executed 18 May 2010.

The Addendum also serves to document the fees for the additional services.

1.1.	ADDENDUM ASSUMPTIONS

1.1.1.	Assumptions

Table 1.1.1.

General Study Assumptions
# of Patients	330 Patients	60 Additional Patients
# of Sites	60 Sites: Located in Russia, Ukraine, Poland, UK, Bulgaria, Australia	No Change
# of Investigator’s Meetings including location, # of BIOCLINICA representatives attending meeting and # of days assumed for meeting, including travel time	One (1) Meeting: Location to be determined One (1) Representative Two (2) Days	No Change
Type of imaging Performed	Contrast-Enhanced CT of the Chest, Abdomen and Pelvis	No Change

CT Data Assumptions	Agreement #33602	Addendum #33602_1
Total # of Patients with CT	100% or 330 Patients	60 Additional Patients
Average # of Timepoints per patient	7 Timepoints: Baseline, 6 Weeks, 12 Weeks, 18 Weeks, 24 Weeks, 30 Weeks, 42 Weeks, 54 Weeks, 66 Weeks and 78 Weeks	No Change
Total # of CT Timepoints	2,310 Timepoints	420 Additional Timepoints
Average # of Files / Anatomical Regions scanned per timepoint	3 Files: Chest, Abdomen and Pelvis	No Change

Quantification Assumptions	Agreement #33602	Addendum #33602_1
Measurement Criteria	Uni-dimensional RECIST	No Change
Independent Read Plan	Efficacy and Adjudication Review	No Change

Independent Read Assumptions	Agreement #33602	Addendum #33602_1
Efficacy Read	Agreement #	Addendum #33602_1
# of Timepoints Prepared for Review	4,620 Timepoints: 2,310 Timepoints per Reader	840 Additional Timepoints. 420 Additional Timepoints per Reader
# of Independent Reader(s)	Two (2) Independent Readers	No change

Adjudication Read	Agreement #33602	Addendum #33602_1
% of Timepoints to be Adjudicated	15% or 347 Timepoints	15% or 63 Timepoints
# of Adjudication Readers	One (1) Adjudicator	No Change

Read Data Summary	Agreement #33602	Addendum #33602_1
Overall Total # of Timepoints Prepared for Review	4,967 Timepoints	903 Additional Timepoints

BioClinica, Inc.	1	Addendum #33062_1

Alchemia Oncology Pty Ltd	Protocol ACO-002

# of Data Transfers and Frequency, including a test transfer	4 Transfers: Timing to be determined 1 Test Transfer: Timing to be determined	No Change

Disease Progression Notification Assumptions	Agreement #33602	Addendum #33602_1
# of Notifications	Fax Notification of Disease Progression to ALCHEMIA and the site (assuming 290 notifications)	No Change

Independent Read Assumptions	Agreement #33602	Addendum #33602_1
BIOCLINICA Project Start	April 2010	No Change
First Patient Enrolled	August 2010	February 2011
Last Patient Enrolled	August 2011	March 2012
Last Patient Out	January 2013	July 2013
BIOCLINICA Project Complete	March 2013	September 2013
Total Duration of Data Collection	31 Months	31 Months No Additional Months
Total Study Duration	36 Months	42 Months 6 Additional Months

*	All other assumptions from Original Agreement #33602 will remain the same.

1.2.	ADDENDUM SERVICES

1.2.1.	Additional Services

Please refer to Original Agreement #33602 for a detailed description of the services included in this addendum.

2.	ADDENDUM PROJECT FEES AND EXPENSES

2.1.	ADDENDUM PROJECT FEES

The fees for services detailed within this Addendum are summarized below. BIOCLINICA will only charge pro-rata for work performed at the rates quoted.

As per the original agreement, BIOCLINICA fees will increase annually beginning with month 25 of the project as defined by the actual (original) project start date. This increase will be equivalent to the percent increase in the U.S. Consumer Price Index (CPI).

Table 2.1.1.

Section No	Services	Unit Fee	# Units	Additional Units	Overall Cost with Additional Units
	Study Preparation Services

2.1.1.	Study Set-up (including preparation and set-up of internal regulatory files, network files and required fields in BioTrack™)	[***]	1	—	[***]

2.1.2.	Site Technical Evaluation and Coordination	[***]	60	—	[***]

2.1.3.	Imaging Manual and Form Development (Data transmittal forms, imaging guidelines and transmittal instructions) - CT	[***]	1	—	[***]

2.1.4.	Organization of study kit materials and provision to the sites	[***]	60	—	[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

BioClinica, Inc.	2	Addendum #33062_1

Alchemia Oncology Pty Ltd	Protocol ACO-002

Section No	Services	Unit Fee	# Units	Additional Units	Overall Cost with Additional Units
2.1.5.	Preparation for Investigator’s Meeting	[***]	1	—	[***]

2.1.5.	Present at one (1) Investigator’s Meeting. One (1) BIOCLINICA representative, two (2) days including travel: Project Manager	[***]	2	—	[***]

2.1.5.	Present at one (1) Investigator’s Meeting. One (1) BIOCLINICA representative, two (2) days including travel: Senior Biomedical, M.D., Ph.D.	[***]	2	—	[***]

2.1.6.	Development/Set Up of BioTrack™ Web Portal	[***]	1	—	[***]

2.1.6.	Maintenance of communication line	[***]	36	6	[***]

2.1.7.	Charter Modifications	[***]	1	—	[***]

2.1.8.	Web-based training sessions (Assuming two (2) BIOCLINICA representatives)	[***]	2	—	[***]

2.5.2.	Site Technical Monitoring Visits — one (1) BIOCLINICA representative, two (2) days including travel	[***]	2	—	[***]

	Image Data Services

2.2.1.	Log-in of CT image data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	2,310	420	[***]

2.2.2.	Processing of CT data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival

	Estimate Timepoint Fee Cost Savings = [***]	[***]	2,310	420	[***]

	Independent Reading Services

2.3.1.	Program reading system, including validation and testing to ensure the system conforms to regulatory requirements and documentation of all programming and testing	[***]	1	—	[***]

2.3.1.	Conduct of protocol-specific reader training session at BIOCLINICA	[***]	1	—	[***]

2.3.1.	Development of Reader Manual and Reader Rules	[***]	1	—	[***]

2.3.2.	Preparation of timepoint for reading including final QC, uploading and downloading into read system, reading system maintenance, read monitoring and independent reader support

	Tier 1: First Half Timepoints	[***]	2,484	452	[***]

	Tier 2: Second Half Timepoints	[***]	2,483	451	[***]

	Estimate Timepoint Fee Cost Savings = [***]			—

2.3.2.	Notification of disease progression to ALCHEMIA and the site	[***]	290	—	[***]

2.3.3.	Development and Preparation of Final Study Report	[***]	1	—	[***]

	Data Management Services

2.4.1.	Development/Validation of custom export program	[***]	1	—	[***]

2.4.2.	Data Cleaning/Maintenance (Running on-going queries prior to scheduled exportation)	[***]	27	—	[***]

2.4.3.	Data exportation, including final QC prior to submission and follow-up	[***]	4	—	[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

BioClinica, Inc.	3	Addendum #33062_1

Alchemia Oncology Pty Ltd	Protocol ACO-002

Section No	Services	Unit Fee	# Units	Additional Units	Overall Cost with Additional Units
2.5.1.	Project Management Services (Interaction and management of internal cross-functional teams, including documentation of technical issues, preparation and provision of summary reports)
	Start up period - First 6 study months	[***]	6	—	[***]
	Remaining study months	[***]	30	6	[***]
	Additional Project Management for the remainder of the Study (37 months from September 2010 to September 2013)	[***]	—	37	[***]

2.5.2.	Site and Image Data Management Services (Direct site interaction/communication and image data tracking, including filing of study correspondence and maintaining an image audit trail)
	Start up period - First 6 study months	[***]	6	—	[***]
	Remaining study months	[***]	25	—	[***]
	Additional Site and Image for the remainder of the study (31 months from February 2011 to August 2013	[***]	—	31	[***]

2.6.1.	Project Close-Out Services (Including archival of study materials and images, management of unresolved queries, preparation of materials for off-site, long-term storage and preparation of final invoice)	[***]	1	—	[***]

PROJECT TOTAL					[***]

Project Discount ([***])					[***]

PROJECT TOTAL — NET OF DISCOUNT					[***]

*	In the event BIOCLINICA receives files or series in addition to those listed in the Assumptions Table 1.1.1., the timepoint unit fee may be increased. No such increase will be applied without the written authorization from ALCHEMIA.
**	Discounted Line Item.
***	These fees are in addition to the monthly project management and site and image data management fees in agreement #33602.

2.1.2	Overall Project Budget Summary

Table 2.1.2

Cost Total
Project Fees – Agreement #33002 – Net of Discount	[***]
Project Fees – Addendum #33002_1 – Net of Discount	[***]

Revised Study Budget (Service Fees)	[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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Alchemia Oncology Pty Ltd	Protocol ACO-002

2.2.	ADDENDUM EXPENSES

2.2.1.	Miscellaneous Expenses

The estimated project expenses, in this document, unless otherwise specified, do not include reasonable travel expenses nor expenses for disks, courier, data archival media, forms printing, translation costs, etc. incurred on behalf of ALCHEMIA. Actual expenses will be billed on a monthly basis and will include a 5% administrative fee at the time of billing. Please see the table below for an estimate of the additional miscellaneous expenses:

Table 2.2.1

Pass-Through Item(s)	Estimated Cost
Electronic Data Transfer:
Transport fees @ [***]/transfer (assuming approximately 420 additional transfers)	[***]
Sub-total	[***]

% Administrative Fee	[***]

Estimated Additional Expenses Total including administrative fee	[***]

2.2.2.	Overall Project Expense Summary

Table 2.2.2

Estimated Cost
Expenses including administrative fee – Agreement #33602	[***]
Expenses including administrative fee – Addendum #33602_1	[***]

Revised Expenses Budget	[***]

2.2.3.	Reader Professional Fees and Expenses

BIOCLINICA will prepare all reader agreements and manage all reader fees for this study. All such expenses will be passed through to ALCHEMIA on a monthly basis. ALCHEMIA will be responsible for any other read related expenses, including any applicable travel, food and lodging required for the performance of their duties, as described in this document.

Table 2.2.3

Pass-Through Item(s)	Estimated Cost
Efficacy: Assuming [***]/hour/reader Assuming 6 timepoints per hour @ 420 timepoints per reader (assuming 2 efficacy readers – 140 additional hours)	[***]
Adjudication: Assuming [***]/hour/reader Assuming 10 timepoints per hour @ 63 timepoints per adjudicator (assuming 1 adjudicator – 6 additional hours)	[***]
Reader Management Fee ([***])	[***]

Estimated Additional Reader Professional Fees and Expenses	[***]

2.2.4.	Overall Reader Professional Fee Summary

Table 2.2.4

Estimated Cost
Reader Professional Fee – Agreement #33602	[***]
Reader Professional Fee – Addendum #33602_1	[***]

Revised Estimated Reader Professional Fees	[***]

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Alchemia Oncology Pty Ltd	Protocol ACO-002

2.3.	Overall Total Revised Project Budget

Estimated Cost
Project Total / Direct Service Fees	[***]
Pass Through Expenses	[***]
Reader Professional Fees	[***]

OVERALL REVISED TOTAL PROJECT	[***]

2.4.	BILLING POLICY

The above mentioned fees will continue to be billed to ALCHEMIA on a monthly basis and will include relevant back-up documentation.

BioClinica, Inc.	6	Addendum #33062_1

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

3.	TERMS AND CONDITIONS

All services will be performed by BIOCLINICA as an Addendum to BIOCLINICA Agreement #33062 and all terms and conditions o Agreement #33062 shall apply.

AGREED AND ACCEPTED:

ALCHEMIA		BIOCLINICA

By:	/s/ David Green	By:	/s/ Mark L. Weinstein

Print:	David Green	Print:	Mark L. Weinstein

Title:	CFO & Company Secretary	Title:	President & CEO

Date:	29-12-2010	Date:	29 Dec 2010